Light Revolution Fund, Inc.



Supplement to Light Revolution Fund Prospectus Dated June 4, 1999


                    Removal of Redemption Fee

     Effective September 16, 1999, the 1.0% redemption fee on redemptions of shares of the Light Revolution Fund within twelve months of their purchase has been removed and will no longer be imposed on redemptions of shares of the Light Revolution Fund.


                  Revised Fee and Expense Table

     The following fee and expense table replaces the fee and expense table in the prospectus:

                  FEES AND EXPENSES OF THE FUND


     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

  Maximum sales charge (load) imposed on purchases(1)
      (as a percentage of offering price)                             4.75%
  Maximum deferred sales charge (load) imposed on redemptions
      (as a percentage of amount redeemed)                            None
  Redemption Fee
      (as a percentage of amount redeemed)(2)                         None
  Exchange Fee(3)                                                     $5.00

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(4)

  Management Fees(5)                                                  1.00%
  Distribution and Service (12b-1) Fees(6)                            0.25%
  Other Expenses(5)                                                   2.01%
  Total Annual Fund Operating Expenses(5)                             3.26%
  Fee Waiver/Expense Reimbursement(4)                                 1.26%
  Net Expenses(4)(5)                                                  2.00%
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(1)  This sales charge is the maximum sales charge applicable to purchases of shares. You may not have to pay this sales charge because waivers and reduced sales charges are available. See "How to Purchase Shares."
(2)  A fee of $12.00 is charged for each wire redemption.  See
     "How to Redeem Shares - In General."
(3)  If you exchange shares of the Fund for shares of the Firstar
     Money Market Fund, you will be charged a $5.00 fee.
(4) Fund operating expenses are deducted from Fund assets before computing the daily share price or making distributions. As a result, they will not appear on your account statement, but instead reduce the amount of total return you receive.
(5) "Other Expenses" have been estimated for the current fiscal year because the Fund does not expect to begin operations until May 31, 1999. Until May 31, 2000, the Adviser has agreed to waive its management fee and/or reimburse the Fund's other expenses to the extent necessary to ensure that the Fund's total annual operating expenses which include management and administration fees, but which exclude interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, and extraordinary items, do not exceed
     2.00% of its average net assets. After such date, the total annual operating expense limitations may be terminated or revised at any time. "Other expenses" are presented before any such waivers or reimbursements. If such waivers and reimbursements are included in the calculation of "other expenses" (i.e., if actual "other expenses" are shown), other expenses and total annual operating expenses for the Fund are expected to be 0.75% and 2.00%, respectively. Any waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed, including initial organization costs of the Fund, to the extent actual fees and expenses for a period are less than the expense limitation cap, provided, however, that the Adviser is only entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. For additional information, see "Fund Management."
(6) Because Rule 12b-1 fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and could cost long-term investors of the Fund more than other types of sales charges. For more information, see "Distribution and Shareholder Servicing Plan."

                      Sales Charge Waivers

     In addition to the sales charge waivers set forth in the prospectus, (i) Keogh plans with at least $500,000 in net assets and at least 2 plan participants and (ii) vendors or service providers of the Fund or the Adviser may purchase shares of the Light Revolution Fund at net asset value without the imposition of any sales charge.

                   Appointment of New Director

     Effective September 15, 1999, Robert W. Burnett was appointed to the board of directors of the Light Revolution Fund to fill a vacancy created as a result of the expansion of the board. Mr. Burnett is a disinterested director of the Fund.

                 Appointment of New Distributor

     On November 16, 1999, the Board of Directors of the Light Revolution Fund appointed Provident Distributors, Inc., Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428-2961 as its distributor, replacing First Data Distributors, Inc. The distribution agreement between the Light Revolution Fund and Provident Distributors became effective on December 1, 1999.

     The date of this supplement is December 9, 1999.  This
Supplement should be retained with your prospectus for future reference.